UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 7, 2008 (November 3, 2008)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2008, China Biologic Products, Inc. (the "Company") reported that its BVI subsidiary, Logic Express Limited ("Logic Express"), entered into an Equity Transfer Agreement (the "Equity Transfer Agreement"), dated September 26, 2008, among Logic Express, Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin (collectively the "Dalin Shareholders"), for the purchase of an aggregate 90% equity interest in Dalin, for a price of RMB194,400,000 (approximately $28,477,258). The RMB194,400,000 purchase price for the equity interests in Dalin was subject to adjustment upon the completion of financial and legal due diligence on Dalin and its subsidiary Qianfeng Biological Products Co. Ltd ("Qianfeng"), to be completed within 30 days of the execution of the Equity Transfer Agreement, or by October 26, 2008.

On November 3, 2008, Logic Express, the Dalin Shareholders and Dalin entered into a supplemental agreement (the "Supplemental Agreement"), pursuant to which they agreed to extend the date for completion of the financial and legal due diligence to November 14, 2008.

Other than with respect to this transaction, none of Dalin or the Dalin Shareholders has had a material relationship with the Company or any of the Company’s officers, directors or affiliates or any associate of any such officer or director.

For details regarding terms of the Equity Transfer Agreement, see the Company’s Current Report on Form 8-K filed on October 2, 2008. A copy of the Supplemental Agreement (translated into English) is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Exhibit Description

10.1

Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: November 7, 2008	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin.